Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 8 – Commitments and Contingencies

Loss contingencies - On April 27, 2017, the Company issued a press release stating that Edison Investment Research Ltd. (“Edison”) has withdrawn its report issued April 26, 2017 titled “Akari’s Coversin matches Soliris in Phase II” (the “Edison Report”) because it contains material inaccuracies, including without limitation, with respect to the Company’s interim analysis of its ongoing Phase II PNH trial of Coversin. Investors were cautioned not to rely upon any information contained in the Edison Report and instead were directed to the Company’s press release issued on April 24, 2017 that discusses the interim analysis of the Company’s then ongoing Phase II PNH trial and other matters. The Company’s Board of Directors established an ad hoc special committee of the Board to review the involvement, if any, of its personnel with the Edison Report, which was later retracted. Edison was retained by the Company to produce research reports about the Company. While that review was pending, Dr. Gur Roshwalb, the Company’s former Chief Executive Officer, was placed on administrative leave and Dr. Ray Prudo in his role as Executive Chairman temporarily assumed Dr. Roshwalb’s duties in his absence. Following that review, the Company determined that the Edison Report was reviewed and approved by Dr. Roshwalb, in contravention of Company policy. On May 29, 2017, Dr. Roshwalb submitted his resignation as Chief Executive Officer and member of our Board of Directors, effective immediately.

On May 12, 2017, a putative securities class action captioned Derek Da Ponte v. Akari Therapeutics, PLC, Gur Roshwalb, and Dov Elefant (Case 1:17-cv-03577) was filed in the U.S. District Court for the Southern District of New York against the Company, its former Chief Executive Officer and its Chief Financial Officer. The plaintiff asserted claims alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), based primarily on the Company’s press releases or statements issued between April 24, 2017 and May 11, 2017 concerning the Phase II PNH trial of Coversin and the Edison Report about the Company and actions taken by it after the report was issued. The purported class covers the period from March 30, 2017 to May 11, 2017. The complaint seeks unspecified damages and costs and fees. On May 19, 2017, an almost identical class action complaint captioned Shamoon v. Akari Therapeutics, PLC, Gur Roshwalb, and Dov Elefant (Case 1:17-cv-03783) was filed in the same court. On July 11-12, 2017, candidates to be lead plaintiff filed motions to consolidate the cases and appoint a lead plaintiff. On August 10, 2017, the court issued a stipulated order: (i) consolidating the class actions under the caption In re: Akari Therapeutics, PLC Securities Litigation (Case 1:17-cv-03577); and (ii) setting out schedule for plaintiffs to file a consolidated amended complaint and defendants to respond thereto. By order dated September 7, 2017, the court appointed lead plaintiffs for the class and lead plaintiffs’ counsel. On November 6, 2017, lead plaintiffs filed a consolidated amended complaint (the “CAC”). While the CAC contains similar substantive allegations to the initial complaints, it adds two additional defendants, Ray Prudo and Edison Investment Research Ltd., and the purported class period was changed to April 24, 2017 through May 30, 2017. On January 10, 2018, at a hearing regarding the defendants’ impending motions to dismiss the CAC, the Court gave plaintiffs permission to file a second consolidated amended complaint (the “SCAC”) and established a briefing schedule for defendants’ motions to dismiss the SCAC.  Pursuant to that schedule, plaintiffs’ SCAC was filed on January 31, 2018. All briefing on the motions to dismiss was completed on April 20, 2018.

On May 9, 2018, the parties entered into a memorandum of understanding to settle the CAC. A memorandum of understanding is not a definitive settlement agreement, which must be approved by the Court. On June 8, 2018, the parties entered into a memorandum of understanding term sheet. By the terms of the memorandum, the parties agreed in principle to a total payment of $2.7 million in cash.  The Company recorded the $2.7 million CAC litigation settlement loss in the consolidated statement of comprehensive loss in the year ended December 31, 2017, which is the period in which the lawsuits were originally filed. The $2.7 million CAC settlement liability was recorded as a loss contingency in accrued expenses in the Company's consolidated balance sheets as of December 31, 2017. The Company expects the full amount of the litigation settlement loss to be covered by its directors’ and officers’ liability insurance. The parties are in the process of documenting the settlement which will be presented to the court for approval.

Separately, Edison has sought indemnification from the Company pursuant to its contract with the Company, including reimbursement of all legal expenses that Edison incurs in connection with the securities class action (to which, as discussed above, Edison was added as a defendant on November 6, 2017) and lost profits from customer relationships that Edison claims it lost as a result of the retraction of the Edison Report. The parties have come to an agreement in principle to settle the dispute. The settlement amount is expected to be immaterial to our operations and future cash flows. The parties are in continued discussions regarding finalizing a settlement.

The Company voluntarily reported to the SEC the circumstances leading to the withdrawal of the Edison Report and the outcome of its special committee’s investigation. In response, the SEC requested certain documents from the Company with respect to the matters it reported. The Company is cooperating with the SEC’s requests for information. On June 5, 2018, the Company received a subpoena from the SEC, which requested further documents and information primarily related to the Company’s Phase II clinical trial of Coversin in connection with an investigation of the Company that the SEC is conducting. The Company is in the process of responding to the subpoena and will continue to cooperate with the SEC.

Lease commitment – In March 2014, the Company entered into a lease agreement for offices in London which was amended January 1, 2016. The lease term commenced on December 1, 2014 and expires in March 2019. The lease can be cancelled early by either party upon 3 months’ notice (See Note 7).

The Company also has a five-year lease for offices in the United States effective July 2014. The lease expires in August 2019. In January 2018, the Company entered into a sublease of office space in New York, New York for an approximately four-year term ending on July 29, 2022. The space is approximately 7,000 square feet, part of which management plans to sublease (see Note 12).

Future minimum lease payments under the Company’s operating leases are as follows at December 31, 2017:

	London	United States
2018	$141,269	$330,291
2019	35,317	225,297
	$176,586	$555,588

For the years ended December 31, 2017, 2016 and 2015, the Company incurred rental expense in the amount of approximately $446,000, $445,000 and $104,000, respectively.